September 16, 1997


                  THE ANALYTIC SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS
                     Dated May 12, 1997



                Master Fixed Income Portfolio


The information relating to the Master Fixed Income
Portfolio (the "Portfolio") of The Analytic Series Trust under "Fund Expenses" on Page 5 and "Expenses" on Page 29 of the Prospectus is amended to reflect that for the year ending December 31, 1997, AnalyticTSA Global Asset
Management, Inc., the Portfolio's investment adviser, has voluntarily agreed to reimburse expenses of the Portfolio that exceed 0.90% of the Portfolio's average daily net assets.